                          THE TURKISH INVESTMENT FUND, INC.
-------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs                                   William G. Morton, Jr.
CHAIRMAN OF THE BOARD                             DIRECTOR
OF DIRECTORS

Michael F. Klein                                  Stefanie V. Chang
PRESIDENT AND DIRECTOR                            VICE PRESIDENT

Peter J. Chase                                    Harold J. Schaaff, Jr.
DIRECTOR                                          VICE PRESIDENT

John W. Croghan                                   Joseph P. Stadler
DIRECTOR                                          VICE PRESIDENT

David B. Gill                                     Valerie Y. Lewis
DIRECTOR                                          SECRETARY

Graham E. Jones                                   Joanna M. Haigney
DIRECTOR                                          TREASURER

John A. Levin                                     Belinda A. Brady
DIRECTOR                                          ASSISTANT TREASURER
-------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Asset Management Limited
25 Cabot Square
Canary Wharf
London EI4 4QA
England
-------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
-------------------------------------------------------------------------------
CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
-------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Investors Bank and Trust Company
200 Clarendon Street
Boston, Massachusetts 02116
(800) 342-8756
-------------------------------------------------------------------------------
LEGAL COUNSEL

Sullivan & Cromwell
125 Broad Street
New York, New York 10004
-------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
-------------------------------------------------------------------------------

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

-------------------------------------------------------------------------------
                                     THE TURKISH
                                      INVESTMENT
                                      FUND, INC.
-------------------------------------------------------------------------------


                                  SEMI-ANNUAL REPORT
                                    APRIL 30, 1998
                         MORGAN STANLEY ASSET MANAGEMENT INC.
                                  INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
----------

For the six month period ended April 30, 1998, The Turkish Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 14.98% compared to 12.95% for the U.S. dollar adjusted MSCI Turkey Index (the "Index"). For the one year period and for the period since the Fund's commencement of operations on December 5, 1989 through April 30, 1998, the Fund's total return, based on net asset value per share, was 71.79% and -0.18%, respectively, compared to 63.82% and 75.79%, respectively, for the Index. On April 30, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $8.00, representing an 18.9% discount to the Fund's net asset value per share.

The Fund outperformed its benchmark owing to its relatively defensive positioning at the beginning of the year, in particular to its overweight in the retail and beverage industries, its overweight in privatization candidate and steel company Erdemir, its overweight in Yapi Kredi Bank and sizable underweight in the government-run Isbank.

Turkey demonstrated its typical volatility during the last six months, running up in the end of 1997 on expectations of an IMF-package that never came to pass, declining sharply in early 1998 in sympathy with Asia and concerns about a domestic political impasse, and then subsequently rallying firmly on a restoration of political stability.

In spite of all of the market volatility, the issues confronting the country have remained basically the same: fragile political leadership, high inflation, and a large fiscal deficit. The weak coalition government led by Prime Minister Yilmaz is handicapped in its ability to implement reforms by the incessant sniping of opposition-leader Baykal, who wields disproportionate power on government policy given his swing vote in allowing the government to form a majority. Baykal has threatened to call for early elections, and this possibility has periodically rattled the market at different stages this year. At the time of writing, Yilmaz and Baykal had reached a tentative agreement to hold elections in March/April of next year, to install an "interim government" sometime in December/January of this year, and to join forces to push through critical reform measures currently at various stages in the parliamentary legislative process. If this agreement holds, it would bode well for the equity market for the balance of this year; at 10-11 times this year's earnings, which are growing 12-15% in real terms, the equity market could do quite well under this scenario.

Inflation continues high, but has been undergoing a noticeable decline in the first part of this year. This decline stems from a government decision to freeze public sector tariffs (e.g. electricity, gas, etc.), which in total represent roughly 25% of the core CPI Index. Privately-influenced inflation indicators, i.e. the balance of core CPI, have not witnessed a material decline given the breakneck pace at which the economy is continuing to grow; trend-line GDP growth was between 6.5-7% for the first four months of the calendar year. Thus, this positive though "artificial" change in inflation should continue into the summer months when seasonal factors engender a cyclical drop in inflation. Taken together, we expect interest rates to continue their nominal decline through the summer months, following the trend in inflation. However, we will monitor events closely, as we are nervous that, absent fundamental reforms which would take pressure off of the fiscal deficit, inflation will snap back in the fall and disappoint an overly ebullient market.

On the reform side of things, there is not much tangible progress to report. A minority government stake in Isbank was sold to the market in April, and this was taken as a positive sign of progress on what the market refers to as "privatization," even though this sale per se was not a privatization. Nevertheless, the successful placement will likely assist the momentum for follow-up, genuine privatizations. The most tangible one is oil refiner Petrol Ofisi, which will be sold to a strategic investor, probably sometime in late summer. Possible subsequent privatizations include monopoly telecommunications provider Turk Telecom, and perhaps the steel company cited above, Erdemir.

In terms of reform measures that may improve the fiscal accounts, the two most prominent are the tax reform and the social security reform. The tax reform's goal is to widen the tax base while lowering marginal tax rates, and is currently in the early stage of voting. The social security reform, whose goal is to lower the fiscal drain in the system by primarily raising the retirement age, is in the pre-voting committee stage. We are more optimistic on the prospects for tax reform than for social security reform, but will closely monitor progress of both to gauge whether the political will to lower inflation by attacking its root causes has genuinely risen.

For the time being we are staying put with our current portfolio positioning, which essentially is underweight the banking sector and, in particular, Isbank and to remain overweight selected preferred names in the retail, beverage, and steel sectors. We recently have been adding a new name to the portfolio, dominant insurance provider Aksigorta. We feel the insurance sector is ripe for consolidation and Aksigorta is primed to buy weaker competitors at low prices given its dominant position and large cash hoard. Further, the company's investment portfolio is worth almost as much as its market capitalization, and therefore we are getting the underlying insurance business almost for free.

Finally, beginning with this report, we are discontinuing our practice of designating an individual portfolio manager to sign our reports to shareholders in order to better reflect the "Team" investment approach of the Fund's investment adviser, Morgan Stanley Asset Management Inc.(MSAM). The global emerging markets team at MSAM, led by Madhav Dhar and Robert Meyer and consisting of investment professionals specializing in countries and regions throughout the developing world, continues to exercise both overall and day-to-day responsibility of the investment management of the Fund. We would also like to inform you that Landon Thomas, who has previously appeared in these reports, has left MSAM's global emerging markets team and management of your Fund.


Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

May 1998

The Turkish Investment Fund, Inc.
Investment Summary as of April 30, 1998 (Unaudited)
-------------------------------------------------------------------------------


HISTORICAL
INFORMATION                                                                  TOTAL RETURN (%)
                                         --------------------------------------------------------------------------------------
                                                MARKET VALUE (1)           NET ASSET VALUE (2)                INDEX (3)
                                         -------------------------      --------------------------  --------------------------
                                                           AVERAGE                        AVERAGE                      AVERAGE
                                          CUMULATIVE        ANNUAL       CUMULATIVE        ANNUAL     CUMULATIVE        ANNUAL
                                         -----------       -------      ------------     --------   --------------     --------
               FISCAL YEAR TO DATE            6.93%            --          14.98%            --          12.95%            --
               ONE YEAR                      44.95          44.95%         71.79          71.79%         63.82          63.82%
               FIVE YEAR                     18.61           3.47          49.07           8.31         111.10          16.12
               SINCE INCEPTION*             -19.01          -2.48          -0.18          -0.02          75.79           6.95

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
-------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

[GRAPH]


                                                                YEARS ENDED OCTOBER 31:
                                                                                                                 SIX MONTHS
                                                                                                                    ENDED
                                   1990*      1991      1992      1993      1994      1995      1996      1997  APRIL 30, 1998
                                 --------   --------  --------  --------  --------  --------  -------- -------- --------------
Net Asset Value Per Share. . .   $ 12.78    $ 5.16    $ 4.69   $  9.41    $ 4.89    $ 5.93    $ 5.57    $ 8.74      $ 9.86
Market Value Per Share . . . .   $  9.38    $ 7.00    $ 6.00   $ 10.38    $ 6.88    $ 5.88    $ 5.38    $ 7.63      $ 8.00
Premium/(Discount) . . . . . .     -26.6%     35.7%     27.9%     10.3%     40.7%     -0.8%     -3.5%    -12.7%      -18.9%
Income Dividends . . . . . . .   $  0.03        --    $ 0.07    $ 0.04    $ 0.12        --    $ 0.12    $ 0.14       $0.14
Capital Gains Distributions. .        --    $ 0.07    $ 0.17        --        --        --        --        --          --
Fund Total Return (2). . . . .     14.80%   -59.27%    -6.36%   102.39%   -47.61%    21.27%    -4.09%    60.76%      14.98%
Index Total Return (3) . . . .     93.17%   -64.65%   -21.03%   156.26%   -45.26%    26.48%    -4.24%    87.70%      12.95%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3)  The MSCI Turkey Index is an unmanaged index of common stocks.
  *  The Fund commenced operations on December 5, 1989.

The Turkish Investment Fund, Inc.
Portfolio Summary as of April 30, 1998 (Unaudited)
-------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS



                                       [CHART]

               Equity Securities                       (98.5%)
               Short-Term Investments                   (1.5%)

-------------------------------------------------------------------------------
SECTORS

                                       [CHART]


               Other                                   (13.4%)
               Utilities-Electrical & Gas               (3.0%)
               Metals-Steel                            (11.3%)
               Merchandising                           (12.5%)
               Food & Household Products                (4.5%)
               Electrical & Electronics                 (6.6%)
               Appliances & Household Durables          (6.0%)
               Automobiles                              (4.7%)
               Banking                                 (20.9%)
               Beverages & Tobacco                      (8.4%)
               Building Materials & Components          (8.7%)

-------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*


                                                     PERCENT OF
                                                     NET ASSETS
                                                    -------------
     1.   Yapi Ve Kredi Bankasi                         14.6%
     2.   Eregli Demir Ve Celik Fabrikalari TAS         11.3
     3.   Carsi Buyuk Magazacilik                        8.2
     4.   Vestel Elektronik Sanayi Ve Ticaret AS         6.6
     5.   Arcelik                                        6.0
     6.   Goltas Cimento                                 4.9
     7.   Turkiye Garanti Bankasi                        4.8
     8.   Pinar Sut                                      4.5
     9.   Migros Turk TAS                                4.3
    10.   Ege Biracilik Ve Malt Sanayii                  3.4
                                                       -------
                                                        68.6%
                                                       -------
                                                       -------

* Excludes short-term investments.

FINANCIAL STATEMENTS
--------
STATEMENT OF NET ASSETS (UNAUDITED)
--------
APRIL 30, 1998


                                                                        VALUE
                                                       SHARES           (000)
--------------------------------------------------------------------------------
TURKISH COMMON STOCKS (98.4%)
  (Unless otherwise noted)
--------------------------------------------------------------------------------
APPLIANCES & HOUSEHOLD DURABLES (6.0%)
  Arcelik                                         37,068,000     U.S.$  4,152

                                                                 --------------
--------------------------------------------------------------------------------
AUTOMOBILES (4.7%)
  Tofas Turk Otomobil Fabrikasi AS                36,385,000            1,893
  Uzel Makina Sanayii AS                           8,715,000            1,412
                                                                 --------------
                                                                        3,305
                                                                 --------------
--------------------------------------------------------------------------------
BANKING (20.9%)
 +Akbank T.A.S.                                   11,430,000              972
 +Turkiye Garanti Bankasi                         59,448,000            3,151
 +Turkiye Garanti Bankasi GDS                         38,801              211
  Yapi Ve Kredi Bankasi                          207,604,000           10,175
                                                                 --------------
                                                                       14,509
                                                                 --------------
--------------------------------------------------------------------------------
BEVERAGES & TOBACCO (8.4%)
  Ege Biracilik Ve Malt Sanayii                   17,755,000            2,344
  Erciyas Biracilik                                7,012,000            1,136
  Guney Biracilik Ve Malt Sanayii                 21,542,000            2,327
                                                                 --------------
                                                                        5,807
                                                                 --------------
--------------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS (8.7%)
  Adana Cimento                                    8,000,000              736
  Goltas Cimento                                  16,045,000            3,402
  Turk Sise Ve Cam Fabrikalari                    38,841,000            1,904
                                                                 --------------
                                                                        6,042
                                                                 --------------
--------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS (6.6%)
  Vestel Elektronik Sanayi Ve Ticaret AS          34,095,000            4,570
                                                                 --------------
--------------------------------------------------------------------------------
FINANCIAL SERVICES (1.1%)
 +Global Menkul Degerler S.A.                     27,793,705              667
 +Global Securities Services, Inc. Ltd.            4,242,500              102
 +Global Securities Services, Inc. Ltd. - New          1,360               --@
                                                                 --------------
                                                                          769
                                                                 --------------
--------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS (4.5%)
  Pinar Sut                                       55,933,500            3,133
                                                                 --------------
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (2.6%)
  Kartonsan                                       23,905,000            1,841
--------------------------------------------------------------------------------
INSURANCE (0.6%)
  Gunes Sigorta                                   17,369,000              431
                                                                 --------------
--------------------------------------------------------------------------------
MERCHANDISING (12.5%)
  Carsi Buyuk Magazacilik                          9,170,000      U.S.$ 5,686
  Migros Turk TAS                                  3,084,000            3,023
                                                                 --------------
                                                                        8,709
                                                                 --------------
--------------------------------------------------------------------------------
METALS - NON-FERROUS (0.0%)
+*Rabak Elektrolitik Bakir Ve Mamulleri            3,272,280               --
--------------------------------------------------------------------------------
METALS - STEEL (11.3%)
  Eregli Demir Ve Celik Fabrikalari TAS           47,410,000            7,872
                                                                 --------------
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (2.9%)
 +Netas Telekomunik                                5,350,000            1,991
                                                                 --------------
--------------------------------------------------------------------------------
TEXTILES & APPAREL (1.6%)
  Aksa Akrilik Kimya Sanayii AS-New               16,405,000            1,099
+*Mensucat Santral                                 3,606,400               --
                                                                 --------------
                                                                        1,099
                                                                 --------------
--------------------------------------------------------------------------------
TRANSPORTATION - AIRLINES (3.0%)
  Usas Ucak Servisi                                  660,000            2,086
                                                                 --------------
--------------------------------------------------------------------------------
UTILITIES - ELECTRICAL & GAS (3.0%)
  Turcas Petroculuk AS                            70,022,000            2,101
                                                                 --------------
--------------------------------------------------------------------------------
TOTAL TURKISH COMMON STOCKS
  (Cost U.S.$45,768)                                                   68,417
                                                                 --------------
--------------------------------------------------------------------------------


                                                        FACE
                                                      AMOUNT
                                                       (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.3%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.3%)
    Chase Securities, Inc., 5.30%, dated
      4/30/98, due 5/1/98, to be repurchased
      at U.S.$911, collateralized by
      U.S.$870 U.S. Treasury Bond 7.625%,
      due 2/15/07, valued at U.S.$936
      (Cost U.S.$911)                         U.S.  $    911              911
                                                                 --------------
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
  CUSTODIAN (0.2%)
  (Interest Bearing Demand Account)
  Turkish Lira (Cost U.S.$148)                TRL 36,817,554              147
                                                                 --------------
--------------------------------------------------------------------------------


       The accompanying notes are an integral part of the financial statements.

                                          6



                                                      AMOUNT            AMOUNT
                                                       (000)             (000)
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
  (Cost U.S.$46,827)                                             U.S. $69,475
                                                                 --------------
-------------------------------------------------------------------------------
OTHER ASSETS  (1.7%)
  Cash                                          U.S.      $1
  Receivable for Investments Sold                        911
  Dividends Receivable                                   269
  Other Assets                                            18            1,199
                                                ------------     --------------
-------------------------------------------------------------------------------
LIABILITIES  (-1.6%)
  Payable For:
    Investments Purchased                               (911)
    Shareholder Reporting Expenses                       (61)
    Investment Advisory Fees                             (47)
    Custodian Fees                                       (40)
    Professional Fees                                    (40)
    Directors' Fees and Expenses
    Administrative Fees                                  (11)
  Other Liabilities                                      (17)          (1,164)
                                                ------------     --------------
-------------------------------------------------------------------------------
  NET ASSETS (100%)
  Applicable to 7,046,430 issued
    and outstanding U.S.$0.01 par
    value shares (30,000,000 shares
    authorized)                                                  U.S.$ 69,510
                                                                 --------------
-------------------------------------------------------------------------------
  NET ASSET VALUE PER SHARE                                      U.S.   $9.86
-------------------------------------------------------------------------------
  AT APRIL 30, 1998, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------
  Common Stock                                                   U.S.     $71
  Capital Surplus                                                      78,780
  Undistributed Net Investment Income                                      60
  Accumulated Net Realized Loss                                       (32,049)
  Unrealized Appreciation on Investments and
    Foreign Currency Translations                                      22,648

-------------------------------------------------------------------------------
  TOTAL NET ASSETS                                               U.S.$ 69,510
                                                                 --------------
-------------------------------------------------------------------------------

    +-- Non-income producing.
    @-- Value is less than U.S.$500.
    *-- Security valued at fair value. See Note A-1 to financial statements. GDS-- Global Depositary Shares.
        April 30, 1998 exchange rate -- Turkish Lira (TRL) 249,950 = U.S.$1.00.


       The accompanying notes are an integral part of the financial statements.


STATEMENT OF OPERATIONS                                           SIX MONTHS
                                                                     ENDED
                                                                APRIL 30, 1998
                                                                  (UNAUDITED)
                                                                      (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends  . . . . . . . . . . . . . . . . . . . . . . . . .  U.S.   $528
  Interest . . . . . . . . . . . . . . . . . . . . . . . . . .           54
--------------------------------------------------------------------------------
   Total Income  . . . . . . . . . . . . . . . . . . . . . . .          582
--------------------------------------------------------------------------------
EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . .
  Investment Advisory Fees . . . . . . . . . . . . . . . . . .          266
  Custodian Fees . . . . . . . . . . . . . . . . . . . . . . .           63
  Administrative Fees  . . . . . . . . . . . . . . . . . . . .           59
  Professional Fees  . . . . . . . . . . . . . . . . . . . . .           44
  Shareholder Reporting Expenses . . . . . . . . . . . . . . .           35
  Annual Meeting and Proxy Expenses  . . . . . . . . . . . . .           15
  Directors' Fees and Expenses . . . . . . . . . . . . . . . .           12
  Transfer Agent Fees  . . . . . . . . . . . . . . . . . . . .            5
  Other Expenses . . . . . . . . . . . . . . . . . . . . . . .            6
--------------------------------------------------------------------------------
   Total Expenses  . . . . . . . . . . . . . . . . . . . . . .          505
--------------------------------------------------------------------------------
     Net Investment Income . . . . . . . . . . . . . . . . . .           77
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
  Investment Securities Sold . . . . . . . . . . . . . . . . .        3,241
  Foreign Currency Transactions  . . . . . . . . . . . . . . .          (17)
--------------------------------------------------------------------------------
   Net Realized Gain . . . . . . . . . . . . . . . . . . . . .        3,224
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION . . . . . . . .
  Appreciation on Investments  . . . . . . . . . . . . . . . .        5,564
  Depreciation on Foreign Currency Translations  . . . . . . .            1
--------------------------------------------------------------------------------
   Change in Unrealized Appreciation/Depreciation  . . . . . .        5,565
--------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized
 Appreciation/Depreciation . . . . . . . . . . . . . . . . . .        8,789
--------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . .  U.S. $8,866
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                                SIX MONTHS
                                                  ENDED
                                              APRIL 30, 1998     YEAR ENDED
                                               (UNAUDITED)     OCTOBER 31, 1997
STATEMENT OF CHANGES IN NET ASSETS                (000)              (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income. . . . . . . . . .     U.S. $77         U.S.$ 1,242
  Net Realized Gain. . . . . . . . . . . .        3,224               2,344
  Change in Unrealized
   Appreciation/Depreciation . . . . . . .        5,565              19,716
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting
   from Operations . . . . . . . . . . . .        8,866              23,302
--------------------------------------------------------------------------------
Distributions: . . . . . . . . . . . . . .
  Net Investment Income. . . . . . . . . .         (972)               (959)
--------------------------------------------------------------------------------
Capital Share Transactions:. . . . . . . .
  Reinvestment of Distributions
   (0 and 3,346 shares, respectively). . .            -                  19
--------------------------------------------------------------------------------
  Total Increase . . . . . . . . . . . . .        7,894              22,362
Net Assets:
  Beginning of Period. . . . . . . . . . .       61,616              39,254
--------------------------------------------------------------------------------
  End of Period (including
   undistributed net investment income
   of U.S.$60 and U.S.$955,
   respectively) . . . . . . . . . . . . .  U.S.$69,510        U.S. $61,616
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


       The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                           SIX MONTHS
                                             ENDED
                                            APRIL 30,                             YEARS ENDED DECEMBER 31,
SELECTED PER SHARE DATA                       1998       -------------------------------------------------------------------------
AND RATIOS:                                (UNAUDITED)       1997            1996           1995          1994            1993
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD . .    U.S.$  8.74   U.S.$  5.57    U.S.$  5.93    U.S.$  4.89    U.S.$  9.41    U.S.$  4.69
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income  . . . . . . . . .           0.01          0.18           0.17           0.13           0.07           0.22
Net Realized and Unrealized Gain
  (Loss) on Investments  . . . . . . . .           1.25          3.13          (0.41)          0.91          (4.47)          4.54
----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations . .           1.26          3.31          (0.24)          1.04          (4.40)          4.76
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income  . . . . . . . .          (0.14)        (0.14)         (0.12)            --          (0.12)         (0.04)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD . . . . .    U.S.$  9.86   U.S.$  8.74    U.S.$  5.57    U.S.$  5.93    U.S.$  4.89    U.S.$  9.41
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD. .    U.S.$  8.00   U.S.$  7.63    U.S.$  5.38    U.S.$  5.88    U.S.$  6.88   U.S.$  10.38
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value . . . . . . . . . . . . .          6.93%         45.34%         (6.58)%       (14.55)%       (33.19)%        74.34%
  Net Asset Value (1)  . . . . . . . . .         14.98%         60.76%         (4.09)%        21.27%        (47.61)%       102.39%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS). .   U.S.$ 69,510   U.S.$ 61,616   U.S.$ 39,254   U.S.$ 41,757   U.S.$ 34,447  U.S.$  66,258
----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets           1.76%*         1.91%          2.07%          1.91%          2.16%          2.04%
Ratio of Net Investment Income to
  Average Net Assets . . . . . . . . . .          0.27%*         2.57%          3.23%          2.18%          1.03%          3.20%
Portfolio Turnover Rate  . . . . . . . .            19%            51%            60%            48%            68%            46%

Average Commission Rate (2):
Per Share  . . . . . . . . . . . . . . .  U.S.$ 0.0002   U.S.$ 0.0002   U.S.$ 0.0003            N/A            N/A            N/A
As a Percentage of Trade Amount  . . . .          0.33%          0.33%          0.31%           N/A            N/A            N/A
----------------------------------------------------------------------------------------------------------------------------------

*    Annualized
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.
(2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.


       The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998 (UNAUDITED)
----------

     The Turkish Investment Fund, Inc. (the "Fund") was incorporated in Maryland on September 27, 1988 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities of Turkish corporations.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all securities listed on the Istanbul Stock Exchange are valued at the last quoted sales price. Unlisted securities and listed securities not traded on valuation date for which market quotations are readily available are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Securities purchased with remaining maturities of sixty days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. Currently, the Fund is not subject to any Turkish taxes.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, the value of which equals or exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. To the extent that proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, the Fund may incur a loss. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Turkish lira are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rate of exchange on valuation date;

     - investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books, if any, and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-date. Income distributions and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for foreign currency transactions and securities designated as "passive foreign investment companies" for tax purposes.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

B. Morgan Stanley Asset Management Inc. and Morgan Stanley Asset Management Limited (collectively the "Advisers") provide investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Advisers are paid a total fee computed weekly and payable monthly at an annual rate of .95% of the Fund's first $50 million of average weekly net assets, .75% of the next $50 million of average weekly net assets and .55% of average weekly net assets in excess of $100 million.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of .08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Advisers, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. International Custody fees are payable monthly based on assets under custody, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. For the six months ended April 30, 1998, the Fund incurred custodian fees of $58,146 with the International Custodian, of which $34,915 was payable to the International Custodian at April 30, 1998. The Chase Manhattan Bank serves as custodian for the Fund's assets held in the United States.

E. During the six months ended April 30, 1998, the Fund made purchases and sales totaling $12,390,158 and $10,913,937, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At April 30, 1998, the U.S. Federal income tax cost basis of securities was approximately $46,679,000 and accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $22,649,000, of which $28,444,000 related to appreciated securities and $5,795,000 related to depreciated securities. At October 31, 1997, the Fund had capital loss carryforwards totaling approximately $35,273,000 available to offset future capital gains of which $14,319,000, $17,765,000, $2,484,000 and $705,000 will expire on October 31, 2000, 2001, 2002, and 2004, respectively. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

F. A substantial portion of the Fund's net assets consists of equity securities of Turkish companies and currency denominated in Turkish lira which may subject the Fund to investment risks not normally associated with investing in securities of U.S. corporations, including volatility and illiquidity of the Turkish securities markets and fluctuation in the value of the Turkish lira against the U.S. dollar which are influenced in part by the high inflation rate in Turkey.

G. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions will be treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at April 30, 1998 totaled $35,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

H. During the six months ended April 30, 1998, the Fund incurred $8,394 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Investors Bank and Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                         The Turkish Investment Fund, Inc.
                         Investors Bank and Trust Company
                         Dividend Reinvestment and Cash Purchase Plan
                         P.O. Box 1537
                         Boston, MA 02205
                         1-800-730-6001